                                   UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)    November 4, 2005
                                                  ------------------------------

                   Structured Asset Securities Corporation II
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             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                            333-119328-07           82-0569805
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(State or Other Jurisdiction         (Commission             (IRS Employer
of Incorporation)                    File Number)            Identification No.)

745 Seventh Avenue, New York, New York                       10019
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(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code  (212) 526-7000
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                                            N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                             Explanatory Note
                             ----------------

     Structured Asset Securities Corporation II is filing this amendment on
December 2, 2005 to its Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 18, 2005, to make certain corrections to the
UBS/Registrant Mortgage Loan Purchase Agreement attached hereto as Exhibit 99.1.

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

     On November 4, 2005, a pooling and servicing agreement dated as of October
11, 2005 (the "Pooling and Servicing Agreement"), was entered into by and among
Structured Asset Securities Corporation II as depositor (the "Registrant"), a master servicer, a special servicer, a trustee and a fiscal agent, for the purpose of issuing a single series of certificates, entitled LB-UBS Commercial
Mortgage Trust 2005-C7, Commercial Mortgage Pass-Through Certificates, Series
2005-C7 (the "Certificates"). Certain of the mortgage loans backing the
Certificates were acquired by the Registrant from UBS Real Estate Investments
Inc. as a seller pursuant to a Mortgage Loan Purchase Agreement dated as of
October 25, 2005 (the "UBS/Registrant Mortgage Loan Purchase Agreement"), which agreement contains representations and warranties made by that mortgage loan seller to the Registrant with respect to those mortgage loans. The
UBS/Registrant Mortgage Loan Purchase Agreement is attached as Exhibit 99.1 hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:

     Not applicable.

(b) Pro forma financial information:

     Not applicable.

(c)  Exhibits:

Exhibit No.    Description

99.1           UBS/Registrant Mortgage Loan Purchase Agreement dated as of
               October 25, 2005 between UBS Real Estate Investments Inc. as seller, UBS Principal Finance LLC as an additional party, and
               Structured Asset Securities Corporation II as purchaser.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 2, 2005

                                        STRUCTURED ASSET SECURITIES
                                        CORPORATION II

                                        By: /s/ David Nass
                                            -----------------------------------
                                            Name:  David Nass
                                            Title: Senior Vice President

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                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.
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99.1           UBS/Registrant Mortgage Loan Purchase Agreement dated as of
               October 25, 2005 between UBS Real Estate Investments Inc. as seller, UBS Principal Finance LLC as an additional party, and
               Structured Asset Securities Corporation II as purchaser.